Exhibit 10.32


                                 PROMISSORY NOTE


$296,000                                                  Stratford, Connecticut
                                                                 October 4, 1995


     FOR VALUE RECEIVED, the undersigned, G.S. BECKWITH GILBERT ("Mr. Gilbert"), hereby promises to pay to the order of DIANON SYSTEMS, INC., a Delaware corporation or its successors (the "Holder"), the principal sum of Two Hundred Ninety-Six Thousand DOLLARS ($296,000) or such lesser amount as may then be the unpaid principal balance hereof (the "Principal Amount"), together with interest thereon, payable on October 4, 1997 by certified or official bank check or wire transfer of immediately available funds to an account designated by the Holder.

     Mr. Gilbert promises to pay interest on the Principal Amount of this promissory note (this "Note") from the date hereof until such Principal Amount is paid in full at the fixed rate of 7% per annum, such interest payable in arrears on October 4, 1997; provided, however, that any Principal Amount hereof not paid when due and, to the fullest extent permitted by applicable law, any overdue interest shall bear interest at a rate per annum equal to 10% (after, as well as before, any judgment), payable on demand. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     This Note is issued in connection with the transactions contemplated by the Stock and Warrant Purchase Agreement, dated as of October 4, 1995 (the "Agreement") among the Gilbert Family Trust (the "Trust"), the G.S. Beckwith Gilbert I.R.A. Contributory Account (the "IRA"), Mr. Gilbert and the Holder, and the Warrants issued by the Holder in connection therewith and represented by Warrant Certificate No. W-1 (the "W-1 Warrants"). Except as otherwise indicated herein capitalized terms used in this Note are defined in the Agreement.

     This Principal Amount due under this Note and the date on which interest payments are due are subject to adjustment in accordance with the terms of the second paragraph of Section 1 of the W-1 Warrants.

     This Note shall be binding upon Mr. Gilbert and his successors and shall inure to the benefit of Mr. Gilbert and his successors.

     Mr.  Gilbert hereby waives  presentment,  demand,  notice,  protest and all
other  demands  and  notices  in  connection  with  the  delivery,   acceptance,
performance or enforcement of this Note.

     The provisions of this Note may be amended, modified, changed or terminated only be an agreement in writing signed by Mr. Gilbert and the Holder.

     If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, Mr. Gilbert and each endorser of this Note hereby jointly and severally agree to pay all costs and expenses (including attorneys' fees) incurred by the Holder in collecting or attempting to collect such indebtedness.

     If any payment on this Note becomes due and payable on a day other than a Business Day (as hereinafter defined), the maturity thereof shall be extended to the immediately following Business Day and interest shall continue to accrue during such extension. "Business Day" means any day other than a Saturday or Sunday or any other day on which commercial banks in New York, New York are authorized or obligated by law to close.

     This Note is non-transferrable.


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     THE BORROWER HEREBY  KNOWINGLY,  VOLUNTARILY AND  INTENTIONALLY  WAIVES ANY
RIGHT HE MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTES SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     THIS NOTE IS GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF CONNECTICUT WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.


                                          /s/ G. S. Beckwith Gilbert
                                          --------------------------
                                          G. S. Beckwith Gilbert